                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12


--------------------------------------------------------------------------------
                           Paragon Trade Brands, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                  The Committee to Enhance the Value of Paragon
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [X] No Fee Required.
 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 (1) Title of each class of securities to which transaction applies:

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     to Exchange Act Rule 0-11(1)

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 (5) Total fee paid:

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 [ ] Fee paid previously with preliminary proxy materials.
 [ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
 (1) Amount Previously Paid:

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--------------
    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

     The Committee's Preliminary Proxy Statement for the 1999 Annual Meeting

                    Committee to Enhance the Value of Paragon

                               November [5], 1999


Dear Fellow Paragon Stockholder:

         The 1999 Annual Meeting of Stockholders of Paragon Trade Brands, Inc. (the "Company") will begin at 9:00 a.m., November 29, 1999 at the Hotel Inter-Continental, located at 111 East 48th Street, New York, New York.

         No one's holding of Paragon stock has been doing very well lately. The Committee to Enhance the Value of Paragon will therefore move at the Annual Meeting on November 29th to remove the incumbent Board of Directors of the Company and to replace them with the Committee's nominees, the undersigned Messrs. Winslow, Williams and Metcalfe. Our reasons for doing so are set forth in the Committee's Proxy Statement which follows.

         Whether or not you plan to attend the Annual Meeting, we hope that you will have your stock represented. Please complete, sign, date and return the enclosed Blue Proxy to help achieve the goals described in the attached Committee's Proxy Statement.

         Time is running out for us to take action.


                                         Sincerely,



                                         /s/ Robin E. Winslow
                                         ---------------------------------------
                                         Robin E. Winslow


                                         /s/ Frank E. Williams, Jr.
                                         ---------------------------------------
                                         Frank E. Williams, Jr.


                                         /s/ Matthew S. Metcalfe
                                         ---------------------------------------
                                         Matthew S. Metcalfe

                       PROXY STATEMENT OF THE COMMITTEE TO
                          ENHANCE THE VALUE OF PARAGON
                         IN OPPOSITION TO THE MANAGEMENT

                               ------------------


                         Annual Meeting of Stockholders
                          of Paragon Trade Brands, Inc.
                         Scheduled for November 29, 1999

                               ------------------


         This Proxy Statement ("Proxy Statement") is being furnished to the holders (the "Stockholders") of common stock, par value $.01 per share (the "Common Stock"), of Paragon Trade Brands, Inc. (the "Company") in connection with the solicitation of proxies (the "Proxies") by the Committee to Enhance the Value of Paragon (the "Committee") for use at the Annual Meeting of Stockholders scheduled for Monday, November 29, 1999 at 9:00 A.M. the Hotel Inter-Continental, 111 East 48th Street, New York, NY and any adjournment or postponement thereof (the "Annual Meeting"). Stockholders of record at the close of business on October 1, 1999 (the "Record Date") are entitled to vote at the Annual Meeting. This Proxy Statement and the accompanying proxy are first being mailed to the Company's stockholders on or about November [5], 1999.

         At the Annual Meeting, the members of the Committee intend:

         (I) To make a motion for the removal of all of the incumbent members of the Board of Directors of the Company (the "Motion" and the "Incumbent Board") and

         (II) If the Motion to remove the Incumbent Board is successful, then the Committee intends to vote the Proxies it receives for the election of the following individuals to constitute the entire Board of Directors of the Company:

                  (i) Robin E. Winslow (to be a member of Class III whose term would expire in the year 2002);

                  (ii) Frank E. Williams, Jr. (to be a member of Class I whose term would expire in the year 2001); and

                  (iii) Matthew S. Metcalfe (to be a member of Class II whose term would expire in the year 2000).

         If the Committee's nominees are elected, the Board will consist of three individuals.

         Messrs. Winslow, Williams and Metcalfe are members of the Official Committee of Equity Holders of Paragon and also comprise the Committee to Enhance the Value of Paragon.

         (III) If the motion to remove the Incumbent Board fails to achieve the requisite affirmative vote of a majority of all of the shares of Paragon that are issued and outstanding, the Board of Directors will consist of four individuals. Two will be Messrs. Bobby V. Abraham (a member of Class II whose term will expire in the year

                  2000) and Thomas B. Boklund (a member of Class I whose term expires in the year 2001) and there will be two vacancies on the Board of Directors. The Committee intends to vote the Proxies it receives for the election of:

                  (i) Robin E. Winslow (to be a member of Class III whose term would expire in the year 2002) and

                  (ii) Frank E. Williams, Jr. (also to be a member of Class III whose term would expire in the year 2002).

         In this event, the Board would consist of four individuals.

The Committee urges you to sign, date and return the enclosed BLUE Proxy Card (the "BLUE Proxy").

         Unless otherwise directed by you, the BLUE Proxy authorizes the persons named therein to vote, and such persons will vote, properly executed and duly returned Proxies:

                  (i)      FOR the removal of the Incumbent Board and

                  (ii) FOR the election of the Committee's nominees for directors, as set forth above.

The Committee is not presently aware of any other matters to be brought before the Annual Meeting. However, should other matters be brought before the Annual Meeting, the persons named in the Proxies will vote in accordance with what they consider to be the best interests of the Stockholders and the Company.

         YOU MAY VOTE:

         (I)      FOR REMOVAL OF ALL DIRECTORS AND

         (II)     FOR THE ELECTION OF THE COMMITTEE'S  NOMINEES AS SET FORTH
                  ABOVE

BY SIGNING THE ENCLOSED BLUE PROXY, MARKING, DATING, AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOU HAVE ALREADY SUBMITTED A PROXY TO THE MANAGEMENT OF THE COMPANY, YOU MAY CHANGE YOUR VOTE BY SIGNING, MARKING, DATING AND RETURNING THE ENCLOSED BLUE PROXY, WHICH MUST BE DATED AFTER THE PROXY YOU SUBMITTED TO MANAGEMENT.

         Any Stockholder who executes and delivers a BLUE Proxy for use at the Annual Meeting has the right to revoke it at any time before it is exercised by providing written notice thereof to the Secretary of the Company at the Company's principal executive offices, or by signing, marking, dating and returning a later dated Proxy, or by appearing in person and voting at the Annual Meeting. The principal executive offices of the Company are located at 180 Technology Parkway, Norcross, Georgia 30092, and the Company's phone number there is (678) 969-4000.

                      REMOVAL OF THE CURRENT BOARD AND ITS
                    REPLACEMENT BY THE COMMITTEE'S NOMINEES

         Article VIII, Section 4 of the Certificate of Incorporation provides that any director, or the entire Board of Directors, may be removed from office by the affirmative vote of the holders of a majority of all of the issued and outstanding shares of capital stock of the Corporation.

         Article VIII, Section 1 of the Certificate of Incorporation of the Company, provides that the "The Board of Directors shall be divided into three classes - Class I, Class II or Class III - which shall be as nearly equal in number as possible. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected."

         The Articles further provide that "the number of directors that shall constitute the whole Board of Directors of the Corporation shall be the number fixed in the Bylaws of the Corporation." The by-laws provide for not fewer than one nor more than fifteen directors as determined by the Board.

         There are presently four directors in office, one whose term expires in 2001, one whose term expires in 2000, and two whose terms expire in 1999. Absent approval of the Motion to remove the entire Incumbent Board, only the two directorships expiring in 1999 would be up for election at the Annual Meeting scheduled to be held on November 29, 1999.

         The Certificate of Incorporation of the Company provides in Article VII, Section 3 that "At any meeting of stockholders of the Corporation, the presence in person or by proxy of the holders of a majority in voting power of the outstanding stock of the Corporation entitled to vote shall constitute a quorum for the transaction of business". The By-Laws of the Corporation provide in Article 3, Section 3.3 that "Directors shall ... be elected by a plurality of the votes cast at a meeting of stockholders by the holders of shares entitled to vote in the election."

         Only Stockholders of record at the close of business on the Record Date (October 1, 1999) are entitled to vote at the Annual Meeting. The Committee believes that as of the close of business on the Record Date, there were 12,388,464 shares of Common Stock issued and outstanding and entitled to vote. Holders of Common Stock have one vote for each share with respect to all matters to be considered at the Annual Meeting. No Stockholder is permitted to cumulate votes at the Annual Meeting or by proxy.

         THE COMMITTEE WILL VOTE THE PROXIES IT RECEIVES IN FAVOR OF THE MOTION TO REMOVE THE ENTIRE INCUMBENT BOARD OF DIRECTORS AND FOR THE DIRECTORS NAMED ABOVE, AS INDICATED.

                  A FAILURE TO VOTE, EITHER BY PROXY OR IN PERSON AT THE ANNUAL MEETING, IS THE EQUIVALENT OF A VOTE AGAINST THE MOTION TO REMOVE THE INCUMBENT BOARD OF DIRECTORS.

         IN THE EVENT THE MOTION TO REMOVE THE ENTIRE INCUMBENT BOARD ACHIEVES THE AFFIRMATIVE VOTE OF A MAJORITY OF ALL STOCK ISSUED AND OUTSTANDING, the committee intends to vote the proxies it receives in favor of

         (i) ROBIN E. WINSLOW (to be a member of Class III whose term would expire in the year 2002);

         (ii) FRANK E. WILLIAMS, JR. (to be a member of Class I whose term would expire in the year 2001); and

         (iii) MATTHEW S. METCALFE (to be a member of Class II whose term would expire in the year 2000).

         IF THE COMMITTEE'S MOTION TO REPLACE THE CURRENT BOARD OF DIRECTORS IS NOT APPROVED AT THE ANNUAL MEETING on November 29, 1999, there will be only two vacancies on the Board, since the terms of only two members of the Incumbent Board, namely Adrian D. P. Bellamy and Robert L. Schuyler, expire in 1999. In that event the Committee intends to vote the Proxies it receives for the election of:

         (i) ROBIN E. WINSLOW (to be a member of Class III whose term would expire in the year 2002) and

         (ii) FRANK E. WILLIAMS, JR. (also to be a member of Class III whose term would expire in the year 2002).

         The Committee does not expect that any of its nominees will be unable to stand for election but, in the event that a vacancy in the slate of nominees should occur unexpectedly, the Shares represented by the enclosed BLUE Proxy Card will be voted for a substitute candidate selected by the Committee.

                                    IMPORTANT

         Carefully review the Proxy Statement and the enclosed materials. YOUR PROXY IS IMPORTANT. IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON, YOUR PROXY IS THE ONLY MEANS AVAILABLE FOR YOU TO VOTE. No matter how many or how few shares you own, please vote FOR the Committee's Motion and for the Committee's nominees for director by so indicating and by signing, marking, dating and mailing the enclosed BLUE Proxy promptly.

         If you own shares of the Company but your stock is held for you by a brokerage firm, bank or other institution, it is very likely that the stock is actually in the name of such brokerage firm, bank or other institution or in the name of its nominee. If so, only such brokerage firm, bank or other institution can execute a BLUE Proxy and vote your shares of Common Stock. The brokerage firm, bank, or other institution holding the shares for you is required to forward proxy materials to you and solicit your instructions with respect to the granting of Proxies; it cannot vote your shares unless it receives your specific instructions.

                            WHY WE WANT TO REMOVE THE
                              MANAGEMENT OF PARAGON

         Robin E. Winslow, Frank E. Williams, Jr. and Matthew S. Metcalfe are members of the Official Committee of Equity Holders of Paragon (the "Equity Committee") and constitute the membership of its Sub-Committee whose function was to consider whether steps should be taken to remove the Company's Incumbent Management. They are pledged to seek to maximize the value of Paragon for the benefit of its stockholders and its creditors and to help guide Paragon through its continuing Chapter 11 proceedings with appropriate recognition of fiduciary duties owed to the Corporation's shareholders as well as to its creditors. The reasons the Committee seeks to remove the Incumbent Board of Directors are that the Committee, and in its belief at least a substantial majority of the other stockholders of Paragon, have lost confidence in the business judgment of the Incumbent Board insofar as their management of the business operations of Paragon are concerned. Furthermore, in the Committee's opinion, the Incumbent Board's responses to the patent infringement claims of Procter & Gamble ("P&G") and of Kimberly-Clark ("K-C") have not only been weak but they have, in fact, been disastrous to Paragon.

         It is the Committee's further opinion that the Incumbent Board has not shown appropriate sensitivity to the rights and interests of the stockholders of the Corporation as distinguished from its creditors.

         The specifics of the Committee's extreme dissatisfaction with Management and the Incumbent Board of Directors of the Company derives from the following:

         A. Management's Dealings with the P&G and K-C Claims. After the Company was sued for patent infringement by Procter & Gamble ("P&G") in January 1994, Bobby Abraham, Chairman and CEO of the Company was quoted in Forbes Magazine (October 10, 1994 issue at page 79) as saying "We don't do an exact copy" and "We usually end up settling these things." The Company did not "end up settling" P&G's law suit and P&G got a judgment for $178,400,000 plus an injunction. The Company had to bond that judgment in order to appeal or it had to go into bankruptcy. It chose the latter.

         In October 1995, the Company was sued by Kimberly-Clark Corporation ("K-C") for patent infringement. That case had not yet reached trial at the time the Company went into bankruptcy and further proceedings were stayed by bankruptcy law.

         The P&G suit was for infringement of P&G's Lawson patent (and a lesser patent, the Dragoo patent, which is merely an improvement on the Lawson patent) and resulted in the judgment for $178,400,000 in the District Court to Delaware. The Company filed for protection from creditors under Chapter 11 of the Bankruptcy Laws on January 8, 1998, announcing its intention to appeal the judgment.

         The Lawson patent was for an inner leg gather ("ILG") of a disposable diaper, specifically an ILG which was impervious to the passage of liquids. After years of claiming the Lawson patent was invalid and, if valid, not infringed by the Paragon product, Management surrendered and settled for $163,500,500 without even taking the judgment to one level of appeal -- i.e. to the Federal Court of Appeals, the one appellate court in the United States that specializes in patents. Management even failed to petition the PTO to take a second look at the validity of the Lawson patent. The settlement agreement granted P&G an agreed-upon general claim for $158,500,000, an administrative claim for another $5,000,000 and royalties amounting to 2% of gross sales of all dual cuff diapers at a total present cost of $75 million.

         Anyone can challenge a patent at the PTO based on prior art. The Equity Committee did so and filed petitions with the PTO for reexamination both of the Lawson and the Dragoo patents. The PTO has taken the first step in the process which may well result in invalidation of the Lawson patent. On July 9, 1999, the PTO granted the Equity Committee's petition for re-examination of the Lawson patent, finding that "a substantial issue of patentability" was raised by the Equity Committee's petition. The PTO's ruling upon that reexamination is expected any day now -- but it may be too late to save Paragon from its $163,500,000 (plus royalties) settlement with P&G. If the PTO does decide that the Lawson patent should never have issued, a new management headed by the Committee's nominees will petition the Bankruptcy Court to withdraw its prior approval of the P&G settlement. (The PTO has not yet responded to the Equity Committee's petition to reexamine the Dragoo patent.)

         During the same time it was agreeing to settle P&G's claim that the Paragon product infringed the Lawson patent for an impermeable ILG, Management also agreed to settle K-C's claims brought in the United States District Court in Dallas, Texas under the Enloe I patent for a permeable ILG, Enloe II (a narrow improvement patent quickly designed around) and Enloe III (for both permeable and impermeable ILG's). After years of challenging K-C's claims both on grounds of validity and on grounds that Paragon did not infringe, Management again gave up its defenses and settled - this time without testing K-C's claims at a trial and again without even asking the PTO to reexamine any of the Enloe patents for validity. Management agreed to give K-C a general claim for $110,000,000 plus an administrative claim for $5,000,00 and royalties worth between 2% and 2.5% (expected 2.3%) of sales of the very same dual cuff diapers. Experts for the Equity Committee testified that the capitalized cost to Paragon of the P&G royalty stream was $75 million dollars and the capitalized cost to Paragon of the K-C royalty stream an additional $75 million dollars, for a total of $150 million dollars.

         Again, the Equity Committee itself petitioned the PTO for reexamination of Enloe I and of Enloe III. The Equity Committee's petition for reexamination of Enloe III was filed on July 29, 1999.(1) The petition was granted on August 5, 1999, the PTO noting that a "substantial new question of patentability" as to Enloe III had been raised. The PTO's decision upon reexamination of Enloe III is expected at any time now. Hopefully it will not come too late. If the PTO does decide that K-C's Enloe III patent should never have issued, a new management headed by the Committee's nominees will petition the Bankruptcy Court to withdraw its prior approval of the K-C settlement.

         A decision from the PTO on whether a "substantial new question of patentability" has been raised by the Equity Committee's petition with respect to Enloe I is also expected momentarily. If

--------

        (1) Management urged the Bankruptcy Court not to ratify the Equity Committee's employment of patent counsel to file the petition for reexamination of the Enloe I and Enloe III patents, saying Management was opposed to filing such petitions.

that petition is granted too, that fact would greatly strengthen a petition to the Bankruptcy Court to withdraw its approval of the K-C settlement.

         The Equity Committee's contention, on the basis of which the Lawson and Enloe III patents were ordered to be reexamined, were that these so-called inventions were obvious or anticipated in light of the prior art. If the motion to remove the Incumbent Board is passed and the Committee's nominees, Robin E. Winslow, Frank E. Williams, Jr. and Matthew S. Metcalfe, are elected to office, it is their intention to take whatever steps are available to expedite final decisions from the PTO on the validity of the Lawson, Dragoo, Enloe I and Enloe III patents, and if favorable decisions issue, to pursue all available court remedies.

         B. Management's Conduct of the Disposable Diaper Business. The terms of P&G's judgment gave Paragon six months to change its product before the injunction took effect. Paragon thus had until July 7, 1998 to switch to a product line which did not infringe the Lawson dual cuff diaper patent. Paragon did switch to a single cuff product which proved to be commercially feasible. In an obvious attempt to coerce Paragon to meet its settlement demands, P&G moved to hold Paragon in contempt on the ground that Paragon's new single cuff diaper infringed P&G's dual cuff patents. Counsel for Paragon opined that there was less than a 10% chance that P&G's motion would be granted. Nevertheless management gave in and entered into the ruinous P&G Settlement Agreement on this basis.

         During the same time period, Management was also negotiating to settle K-C's claims that Paragon's dual duff diaper infringed K-C's Enloe I, Enloe II and Enloe III patents. The Enloe patents related to the very same Inner Leg Gather feature. K-C suddenly raised another issue than those upon which it had sued. K-C now alleged that the absorbent material used by Paragon in its diapers-- a super absorbent polymer ("SAP") -- violated, the Kellenberger and Melius patents owned by K-C. K-C had not previously mentioned these two patents, let alone sued on them. In fact, although the SAP in question was used by other diaper manufacturers (including P&G), K-C had never sued anybody for infringement of the Kellenberger or Melius patents. While K-C had objected to P&G infringing these SAP patents, it had not sued P&G for infringement and never even complained against any of the other diaper manufacturers who were using what Paragon was using.


         K-C refused to license the SAP patents to Paragon. Quick to oblige K-C, however, management put aside consideration of the defenses it had to the Kellenberger and Melius patents and agreed to confine its SAP materials within parameters dictated by K-C (the so-called "Safe Harbor" provisions). Having so agreed, Paragon now had to find a new absorbent material to replace the SAP material to which K-C objected.

         Management first turned to an older generation SAP which lay within Safe Harbor parameters. The dual cuff diapers made with this SAP generated wide-spread customer complaints. The diapers leaked too much in daytime use and even more during the longer nighttime usage. Paragon then turned desperately to its suppliers for a SAP that would avoid the specifications it had agreed not to violate. But such a product had to be designed specifically for Paragon because no other diaper manufacturer was adhering to the SAP restriction to which Paragon had agreed and none needed nor had ordered such a product. A new SAP product had to be developed by Paragon's suppliers. The suppliers did come up with a new SAP but that product costs Paragon an extra $12,000,000 a year, given a higher unit price and the fact that greater amounts of this absorbent material need to be used. This additional manufacturing cost was projected by the Company as likely to continue for the next five years.

         In the midst of the market turmoil caused by change from dual cuff to single cuff and back to dual cuff and by leaking diapers, a number of other quality crises erupted. Paragon's hook and loop closure systems (similar to Velcro) didn't hold fast and tended to snap open. The loop material was defective and the hook material tended to delaminate. The Company lost a large customer when Paragon had to pull its product off that customer's shelves. Graphic design on packages was defective. Bag handles popped loose on the multiple pack bags. The dual cuff diapers which were sold in Europe were generally inferior in design to the competition and there were other workmanship problems.

         This string of mishaps was followed by severance from the Company of the Executive Vice President in charge of Operations, Technology and International and of the Senior Vice President for Production. The realignment of management so that more junior personnel would report directly to the CEO (Bobby Abraham) has resulted only in further slumping sales and profits.


         C. The Members of Senior Management have approved a Plan of Reorganization designed to keep them in office and provide them personally with a bonus and favorable options: On August 7, 1998, several months before the Equity Committee was appointed, Management, unopposed, obtained bankruptcy court approval of a so-called "Confirmation Retention Plan" which provided a special bonus for the Chairman and CEO, Bobby Abraham, and the seven next most senior executives of the Company for an aggregate total of $2,000,000, payable in cash within 30 days of consummation of a plan of reorganization, without regard to the merits of the plan itself or the effect of the plan on shareholders.

         As early as May 1998, Wellspring Capital Management, L.L.C. ("Wellspring"), a private investment partnership, expressed an interest in acquiring the Company as a part of any plan of reorganization. Wellspring let it be known that the Company's senior management would be invited to invest in the deal, and that settlements of the P&G and K-C claims were a condition precedent to the transaction . Instead of rebuffing that overture, Mr. Abraham, who has only a small holding of common stock, pursued the Plan and settlements. Abraham belatedly (in May 1999, after the damage had been done) recused himself from not only the Wellspring proposal but also any other proposal for reorganization of the Company. The Company and the Official Creditors Committee (as co-proponents)-- but not the Equity Committee-- thereafter jointly filed a plan (the "Amended Plan") which incorporated the Wellspring proposal.

          The Amended Plan contemplates that all currently outstanding shares of the Company's common stock will be eliminated. If the stockholders vote to approve the Plan, they will receive only warrants of minimal value and 50% of a litigation trust, the prospects of which are uncertain. If the stockholders vote to reject the Amended Plan, the Plan provides that they will be "crammed down" and will receive nothing unless the litigation trust, operated by Management's selected trustee, nets more than enough to pay 100% of all principal and interest owed to the general creditors. Paragon's incumbent "Senior Management" will continue to be employed by reorganized Paragon, and "Senior Management" will be given options for up to 10-12 % of the stock of the company. The proponents of the Amended Plan say that, in the event the Wellspring transaction is not consummated, they may pursue confirmation of a stand-alone plan of reorganization which, also, anticipates continuing Management in office.

          The Committee believes that the Amended Plan, under either the Wellspring proposal or the stand-alone plan, is tainted by management conflicts of interest due both to the consummation-at-any-cost bonus and the special stock options. The Committee believes that the Amended Plan fails sufficiently to recognize the value of the equity. The Committee therefore intends to oppose the Company's Amended Plan of Reorganization.

                              THE COMMITTEE'S PLANS

         It is the Committee's opinion that the present Board, if left in office, will continue the judgments and attitudes to which the Committee objects and will guide the Company, as debtor in possession, to support the Amended Plan of Reorganization which it has already filed and which the Committee believes unfairly favors Paragon's creditors to the detriment of the interests of the Company's shareholders.

         If the Incumbent Board is removed and the Committee's nominees for director are elected, it is their intention

         (a) to cause the Company to seek to withdraw the Amended Plan of Reorganization heretofore filed with the Bankruptcy Court;

         (b) to take whatever steps are available to expedite further action from the PTO with respect to the validity or invalidity of P&G's Lawson and Dragoo patents and K-C's Enloe I and Enloe III patents;

         (c) to discontinue the Company's opposition to the Equity Committee's appeals to the Court of Appeals for the Eleventh Circuit from the bankruptcy court's orders, affirmed by the District Court, approving the Company's respective settlements with P&G and with K-C and/or to petition the bankruptcy court at the earliest appropriate time to withdraw its order approving the P&G and K-C settlements;

         (d) immediately to take the necessary steps to expand the size of the Board in order to offer directorships in Paragon to up to three members of the Official Creditor's Committee of Paragon (not inclusive of representatives of Weyerhaeuser on that Committee);

         (e) to propose and formulate a plan of reorganization which will recognize the Company's strengths and will deal fairly both with the interests of the creditors and the interests of the stockholders;

         (f) to replace Mr. Abraham with a Chief Executive Officer who will actively challenge any allegations that the Company's product infringes other people's patents, who will react quickly to manufacturing and marketing crises and who will generally keep a steady hand on the helm of the corporate ship. (Issues which cry for attention include whether K-C's patent for SAP needs to drive the Company to an additional $12,000,000/year expense and whether the Company should go back to a single cuff diaper to avoid what the Committee believes to be the exorbitant royalties to P&G and K-C which total some 4.3% of sales.)

          If the interests of the stockholders are ever going to achieve greater recognition than they are now getting, Management has got to be changed. The time to do so is now.


                                  THE COMMITTEE

         As of October 1, 1999, the members of the Committee beneficially owned an aggregate of 636,692 shares of Common Stock representing approximately 5.1% of the Company's issued and outstanding Common Stock, with an aggregate market value, based on the closing price of .255/share on the National Association of Securities Dealers, Inc. (the "NASD") Over-the-Counter Bulletin Board on October 18, 1999, of $162,356. During the pendency of the bankruptcy proceeding, all of the members of the Committee were members of the Official Committee of Equity Holders of Paragon. Additional information concerning the members of the Committee and their holdings of Shares is set forth in the tables below.

         Each nominee named below has consented to serve as a director of the Company. If the Committee's Motion to remove the Incumbent Board achieves the affirmative vote of a majority of the shares issued and outstanding and all three of the Committee's nominees are elected to the Board, they will constitute the entirety of the new Board. It is the Committee's intent to replace existing Management with a new management team and leadership that will be directed to pursue the policies contemplated by the proposals described above. The Committee's nominees will refocus the Company and, if elected, intend to discharge their duties as directors of the Company to enhance the value of Paragon and otherwise to act in accordance with their fiduciary duties to the shareholders and the creditors of the Company.

         The other members of the Official Committee of Equity Holders of Paragon have been informed of the foregoing arrangements and understandings, but, while they have informed the Committee that they approve of the Committee's goals, they do not intend to be participants in the solicitation of Proxies. The Equity Committee as a whole has the duty to represent all of the equity holders of the Corporation and to take whatever steps it deems appropriate in the interests of those holders consistent with the rights of the Company's creditors.

         The Committee urges you to vote in favor of the Motion to remove the Incumbent Board of Directors of the Company and in favor of its nominees to the Board by promptly signing, marking, dating and returning the enclosed BLUE Proxy Card in the enclosed postage-paid envelope.

         The following Tables contain information on the Committee's nominees concerning age, principal occupation and directorships (Table I); legal proceedings and business transactions with, or interests adverse to those of, the Company (Table II); and stockholdings in the Company (Table III):

                                     Table I

                                                       Principal Occupation for the Past Five Years and
Name and Business Address               Age                               Directorship
-------------------------               ---         ------------------------------------------------------------
Robin E. Winslow                        35          Mr. Winslow's principal occupation throughout the past five
c/o Dempsey & Company                               years has been as a Securities Trader with Dempsey &
440 S. LaSalle St.                                  Company, whose principal business is as a broker-dealer and a
Suite 1208                                          member of the Chicago Stock Exchange.
Chicago, Illinois  60605
-----------------------------------------------------------------------------------------------------------------
Frank E. Williams, Jr.                  65          Mr. Williams' principal occupation is as Chairman of the
2789 Hartland Rd.                                   Board, Williams Enterprises of Georgia, whose principal
Falls Church, Virginia  22043                       business is steel fabrication and construction.

                                                    Mr. Williams' business experience within the last five years consists of having served as  (1) Chairman of the Board,
                                                    President and CEO of Williams Industries, Inc. - Falls Church,
                                                    VA. - whose principal business is steel fabrication and steel erection (1960-1994); (2) Mr. Williams remains a director of
                                                    Williams Industries, Inc. (a publicly traded company); (3)
                                                    Chairman of the Board of Williams Enterprises of Georgia, Inc.
                                                    - Atlanta, GA. - whose principal business is steel fabrication and construction (1967 - Present); and (4) Williams & Beasley -
                                                    Dallas, TX. - whose principal business is steel construction
                                                    (1994 - Present).
-----------------------------------------------------------------------------------------------------------------
Matthew S. Metcalfe                     68          Mr. Metcalfe's principal occupation is as Chairman and
c/o Airland Corporation                             President of Airland Corporation whose principal business is
63 S. Royal Street, Suite 200                       consulting.
Mobile, Alabama  36602
(or P.O. Box 2903,                                  Mr. Metcalfe's business experience within the last five years
Mobile, Alabama  36652)                             consists of having served as  (1) Chairman and President of
                                                    Airland Corporation - Mobile, AL. - whose principal business is consulting; (2) Governmental Consultant to AFLAC,
                                                    Inc. - Columbus, GA.; (3) Member of the Alabama State Oil & Gas
                                                    Board; (4) Chairman of the Mobile Airport Authority; (5) Trustee
                                                    for the John B. Amos Trust - Columbus, GA; and (6) Trustee for the
                                                    Donald G. Parmer Trust - Mobile, AL.; (7) Mr.
                                                    Metcalfe is also a director of Sienna Holdings, Inc. (a
                                                    publicly traded Company).
-----------------------------------------------------------------------------------------------------------------
Messrs. Winslow, Williams and                       Messrs. Winslow, Williams and Metcalfe, have all been
Metcalfe                                            members of the Official Committee of Equity Holders of
                                                    Paragon and of its Sub-Committee whose function
                                                    was to consider the advisability of removing and
                                                    replacing the Incumbent Board of Directors of
                                                    Paragon and whose membership is the same as that of the
                                                    Committee to Enhance the Value of Paragon. Each of
                                                    them is being nominated for a directorship pursuant to
                                                    mutual agreement of the members of the Committee to
                                                    Enhance the Value of Paragon, to seek to remove
                                                    the Incumbent Board of Paragon and replace it with
                                                    a Board consisting of themselves.
-----------------------------------------------------------------------------------------------------------------

                                       11

                                    Table II

      Name                                 Legal Proceedings and Business Transactions or Adverse Interests
----------------------                  -----------------------------------------------------------------------
Robin E. Winslow                        None of Messrs. Winslow, Williams or Metcalfe is a party to any pending
Frank E. Williams, Jr.                  litigation adverse to the Company, nor do any of them have any interest
                 and                    adverse to the Company.  As a member of the Official Committee of
Matthew S. Metcalfe                     Equity Holders of Paragon each of them has participated in the formulation and guidance of that Committee's role in the Company's bankruptcy proceedings, specifically in connection with that Committee's vigorous opposition to court approval of the settlement agreements reached by Management with Procter & Gamble and with Kimberly-Clark.


                                    Table III

         The following table sets forth the number of Shares (which in the aggregate represent approximately 5.1% of the outstanding Shares) beneficially owned by the Committee's respective nominees as of the date of this Proxy Statement.


Title of                                                                                          Total     Percent of
 Class                Name                         Shares of Common Stock                         Shares      Class
--------         -----------------         -----------------------------------------             --------    -------
Common           Robin E. Winslow          Mr. Winslow owns the following shares of              585,692       4.7%
Stock                                      Common Stock: 422,050 shares with his
par value                                  wife, Alison L. Winslow, as joint tenants;
$.01/share                                 25,000 shares owned solely; 12,278 shares
                                           owned in a simplified employee
                                           pension plan ("SEPP"); 64 shares
                                           owned in an IRA; and Dempsey &
                                           Company owns 126,300 over which Mr.
                                           Winslow has powers of voting and of
                                           disposition but is not otherwise the
                                           beneficial owner.
-------------------------------------------------------------------------------------------------------------------------
Common           Frank E. Williams,        Everett F. Williams (father of Frank E.                26,000       0.2%
Stock            Jr.                       Williams, Jr.) owns 26,000 shares of
par value                                  Common Stock over which Mr. Williams,
$.01/share                                 Jr. has the powers of voting and of
                                           disposition.
-------------------------------------------------------------------------------------------------------------------------
Common           Matthew S. Metcalfe       Mr. Metcalfe owns the following shares of              25,000       0.2%
Stock                                      Common Stock: 10,000 shares directly;
par value                                  and Airland Corporation owns 15,000
$.01/share                                 shares over which Mr. Metcalfe has the
                                           powers of voting and of disposition.
                                           (Airland Corporation is 100% owned by
                                           Mr. Metcalfe.)
-------------------------------------------------------------------------------------------------------------------------
                                                                                                 636,692       5.1%


                                    Table IV

         The following table sets forth all transactions in the common stock, par value $.01/share, of the Company by each of Messrs. Winslow, Williams and Metcalfe and by Dempsey & Co. during the last two years and the dates thereof.



        Name                                   Number of Shares                        Transactions
----------------------                     --------------------------           -----------------------
Robin S. Winslow                                            459,392                  See Appendix A
-------------------------------------------------------------------------------------------------------
Robin S. Winslow                                            126,300                 See Appendix A-1
(Dempsey & Co.)
-------------------------------------------------------------------------------------------------------
Total on hand                                              585,692
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Frank E. Williams, Jr.                     Bought           10,000                   June 15, 1999
(Everett F. Williams)
-------------------------------------------------------------------------------------------------------
Frank E. Williams, Jr.                     Bought           10,000                   June 23, 1999
(Everett F. Williams)
-------------------------------------------------------------------------------------------------------
Frank E. Williams, Jr.                     Bought           6,000                    June 15, 1999
(Everett F. Williams)
-------------------------------------------------------------------------------------------------------
Total on hand                                               26,000
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Matthew S. Metcalfe                        Bought           10,000                    May 20, 1999
-------------------------------------------------------------------------------------------------------
Matthew S. Metcalfe                        Bought           5,000                  November 25, 1998
(Airland Corporation)
-------------------------------------------------------------------------------------------------------
Matthew S. Metcalfe                        Bought           10,000                    May 17, 1999
(Airland Corporation)
-------------------------------------------------------------------------------------------------------
Total on hand                                               25,000
-------------------------------------------------------------------------------------------------------

         Except as set forth herein, there are no arrangements or understandings between any nominee and any other person pursuant to which he was selected as a nominee. It is currently anticipated that if the Committee's nominees should constitute the entire Board, a new Chief Executive Officer of the Company will be promptly recruited and appointed.

         By executing a BLUE Proxy, each Stockholder will revoke any prior Proxy and will not be voting his or her Shares for the nominees of the Company's management.

                        PARTICIPANTS IN THE SOLICITATION

         In addition to the members of the Committee and D.F. King & Co., Inc., whose interests in the solicitation are described elsewhere in the Proxy Statement, the following persons may also solicit proxies on behalf of the
Committee:

Shellyn McCaffrey                          Randall Lambert
McCaffrey Braley Incorporated              Chanin Kirkland Messina
814 Green Street                           12 East 49th Street-- 14th Floor
Alexandria, VA 22314                       New York, NY 10017

         None of the above persons, nor the associates of those persons, has ever been the record or beneficial owner of any securities of the Company, nor do they have any contract, arrangements or understandings with any person with respect to any securities of, or with respect to any further employment or transactions with, the Company or any of its subsidiaries.

         In addition to the above, the law firm of Andrews & Kurth, a limited liability partnership headquartered at 600 Travis, Suite 4200, Houston, Texas 77002, will advance, subject to Bankruptcy Court reimbursement, funds needed for the solicitation (see "Solicitation Expenses" below) and is therefore defined as a "participant" in the solicitation by the proxy rules of the Securities and Exchange Commission. Neither the firm nor its partners has ever owned nor has any contract, arrangement or understanding with respect to any securities of the Company. The firm has represented, and now represents, the Official Committee of Equity Holders of Paragon and receives its fees for such services and reimbursement of expenses incurred, as approved by the Bankruptcy Court. In addition, it represents the Committee to Enhance the Value of Paragon in this proxy contest, and will apply to the Bankruptcy Court for reimbursement of any expenses advanced and for its fees in regard to this proxy contest. While it has no contracts, arrangements or understandings as to future employment by the Company, it expects that, subject to court approval it will be retained by the Company on legal maters in the future if the Committee nominees are elected.


                     VOTE REQUIRED FOR REMOVAL OF DIRECTORS

         An affirmative vote of a majority of all outstanding shares entitled to vote at an election of directors of the Company will be required for approval of the Committee's Motion, the removal of the entire Board, and the election of the new Board of Directors. Holders of Common Stock have one vote for each share with respect to all matters to be considered at the Annual Meeting. No Stockholder is permitted to cumulate votes at the Annual Meeting or by proxy.

         Directors shall be elected by a plurality of the votes cast at a meeting of Stockholders by the holders of shares entitled to vote in the election.

         If you own shares of the Company but your stock is held for you by a brokerage firm, bank or other institution, it is very likely that the stock is actually in the name of such brokerage firm, bank or other institution or in the name of its nominee. If so, only it can execute a BLUE Proxy and vote your shares of Common Stock. The brokerage firm, bank, or other institution holding the shares for you is required to forward proxy materials to you and solicit your instructions with respect to the granting of Proxies; it cannot vote your shares unless it receives your specific instructions.

         A failure to vote, either by proxy or in person at the Annual Meeting, is the equivalent of a vote AGAINST the Committee's Motion to remove the Incumbent Board of Directors. If a broker indicates on the proxy that it does not have discretionary authority as to certain Shares to vote on a particular matter (a broker non-vote), those Shares will be considered as present for quorum purposes on all matters. Broker non-votes will have the effect of a vote AGAINST the Motion.

                              SOLICITATION EXPENSES

         Proxies may be solicited by members of the Committee by mail, telephone, telegraph and personal solicitation. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of the Common Stock that such institutions hold of record. The Committee will reimburse such institutions for their reasonable out-of-pocket expenses.

         The Committee has retained D.F. King & Co., Inc. to assist in the solicitation of Proxies and for related services. The Committee has agreed to pay D.F. King & Co., Inc. a fee not to exceed $10,000 and has agreed to reimburse it for its reasonable out-of-pocket expenses. Approximately 20 persons will be used in solicitation efforts. In addition to the use of the mails, Proxies may be solicited by the Committee by telephone, telegram and personal solicitation, for which no additional compensation will be paid to those persons engaged in such solicitation.

         The Committee intends to petition the Bankruptcy Court for reimbursement of the expense of preparing and mailing this Proxy Statement and any other soliciting material and the total expenditures relating to the solicitation of Proxies (including, without limitation, costs, if any, related to printing, fees of attorneys, financial advisors, solicitors, consultants, transportation and litigation).

         The Committee estimates that its total expenditures relating to the solicitation of Proxies will be approximately $150,000. There have been no cash disbursements to date relating to this solicitation. The Committee believes that its actions with respect to the solicitation of Proxies for the Committee's Motion and for the election of the Committee's nominees for director will enhance the value of the Company for the benefit of its stockholders and creditors.

                                    IMPORTANT

         1. If your Shares are held in the name of a brokerage firm, bank nominee or other institution, you should return the BLUE Proxy as instructed by that firm in the postage paid, reply envelope provided. In addition, if you did not receive an envelope from such firm or wish to insure that your instructions are received in a timely fashion, you should contact the person responsible for your account and give instructions for the BLUE Proxy representing your Shares to be executed on your behalf. Only that institution can execute a BLUE Proxy with respect to your Shares and only upon receipt of specific instructions from you.

         2. If your Shares are registered in your own name[s], please sign, date and return the enclosed BLUE Proxy to D.F. King & Co., Inc., 77 Water Street-- 20th Floor, New York, NY 10005.

         3. Time is critically short. If you have previously signed and returned a proxy card to the Company, for whatever reason, you have every legal right to change your mind. Only your latest dated proxy card will count. You may revoke any earlier card returned to the Company by signing, marking, dating and returning the enclosed BLUE Proxy provided by the Committee.

         If you have any questions about giving your proxy or require assistance in voting your Company Shares, please call:

                              D.F. King & Co., Inc.
                          77 Water Street-- 20th Floor
                               New York, NY 10005
                           Call Collect (212) 269-5550
                                       or
                          CALL TOLL FREE (800) 848-3410



October 25, 1999


                                      Very truly yours,




                                      /s/ Robin E. Winslow
                                      ------------------------------
                                      Robin E. Winslow


                                      /s/ Frank E. Williams, Jr.
                                      ------------------------------
                                      Frank E. Williams, Jr.


                                      /s/ Matthew S. Metcalfe
                                      ------------------------------
                                      Matthew S. Metcalfe

                                   APPENDIX A

PARAGON TRADE BRANDS, INC.: JT/TN ACCOUNT OF ROBIN E. AND ALISON L. WINSLOW

       PURCHASES
       ---------
         5,000                 Paragon        1/7/98
           "                      "          1/15/98
           "                      "          1/15/98
           "                      "          1/16/98
           "                      "          1/20/98
           "                      "          1/20/98
           "                      "          1/20/98
           "                      "          1/20/98
           "                      "          1/21/98
           "                      "          1/21/98
           "                      "          2/11/98
           "                      "          2/11/98
           "                      "          2/11/98
           "                      "          2/12/98
           "                      "          2/20/98
           "                      "           3/5/98
           "                      "           3/5/98
           "                      "           3/9/98
           "                      "          3/24/98
           100                    "           4/1/98
           300                    "           4/2/98
         1,000                    "           4/3/98
         1,700                    "           4/6/98
         4,700                    "           4/6/98
         5,000                    "           4/6/98
         2,200                    "           4/7/98
         3,300                    "           4/7/98
         5,000                    "           4/7/98
         6,700                    "           4/7/98

                                  App. A -- p. 1

PARAGON TRADE BRANDS, INC.: JT/TN ACCOUNT OF ROBIN E. AND ALISON L. WINSLOW

       PURCHASES
       ---------
         5,000                    "           4/8/98
         1,500                    "           4/9/98
         5,000                    "           4/9/98
         1,000                    "          4/13/98
           800                    "          4/15/98
         1,700                    "          4/16/98
         5,000                    "          4/16/98
         5,000                    "          4/16/98
         4,800                    "          4/17/98
         5,000                    "          4/17/98
           200                    "          4/20/98
         5,000                    "          4/23/98
         1,200                    "          4/24/98
         3,800                    "          4/24/98
         1,700                    "          4/27/98
         5,000                    "           5/8/98
         1,700                    "          5/11/98
         3,300                    "          5/11/98
           500                    "          5/21/98
         4,500                    "          5/21/98
           500                    "          5/26/98
         4,500                    "          5/26/98
         5,000                    "          5/27/98
           300                    "          5/28/98
         4,700                    "          5/28/98
         5,000                    "           6/3/98
         5,000                    "           6/9/98
           800                    "          6/10/98
         1,100                    "          6/11/98
         2,000                    "          6/11/98

                                  App. A -- p. 2

PARAGON TRADE BRANDS, INC.: JT/TN ACCOUNT OF ROBIN E. AND ALISON L. WINSLOW

       PURCHASES
       ---------
         2,200                    "          6/11/98
         4,200                    "          6/11/98
         5,000                    "          6/11/98
         5,000                    "          6/11/98
         5,000                    "          6/12/98
         1,900                    "          6/15/98
         3,100                    "          6/16/98
         1,900                    "          6/17/98
         3,100                    "          6/17/98
         5,000                    "          6/19/98
         1,000                    "          6/24/98
         5,000                    "          6/25/98
        20,000                    "          6/25/98
         3,100                    "          6/26/98
         5,000                    "          6/30/98
         5,000                    "          6/30/98
         5,000                    "          8/18/98
         5,000                    "          8/24/98
         1,400                    "          8/25/98
         5,000                    "          10/9/98
         5,000                    "         10/16/98
         2,000                    "         10/19/98
         5,000                    "         10/19/98
       127,550                    "         10/19/98

      TRANSFERRED FROM ABOVE JT/TN ACCOUNT TO ROBERT E. WINSLOW
         25,000                   "          9/22/99

     PARAGON TRADE PURCHASES FOR SEPP ACCOUNT
         4,800                    "          1/21/98
          200                     "          1/21/98
         1,110                    "          1/21/98

                                 App. A -- p. 3

PARAGON TRADE BRANDS, INC.: JT/TN ACCOUNT OF ROBIN E. AND ALISON L. WINSLOW

       PURCHASES
       ---------
         5,000                    "          1/21/98
           600                    "          6/10/98
           568                    "          6/11/98
        12,278

             PARAGON TRADE PURCHASES FOR IRA ACCOUNT
            64                    "          1/21/98

 * Transfer (from Dempsey & Company)
** Transfer from JT/TN Account to Robin Winslow

                                 App. A -- p. 4

                                  APPENDIX A-1


Dempsey & Company's Transactions in the Common Stock, par value $.01 per share, of Paragon Trade Brands Inc. from October 6, 1997 to date

          Trade Date   Buy Quantity    Sell Quantity      Price
           1/20/98          10000                         $4.5
           1/20/98          10000                        4.625
           1/20/98          10000                         4.75
           1/20/98          10000                            5
           1/20/98          10000                            5
           1/20/98          10000                            5
           1/20/98           5000                          4.5
           1/20/98           5000                        4.625
           1/20/98           5000                         4.75
           1/20/98           5000                            5
           1/20/98           5000                            5
           1/20/98           5000                       5.0625
           1/20/98           5000                         5.25
           1/20/98           3000                         5.25
           1/20/98           2500                       5.1875
           1/20/98           2500                        5.125
           1/20/98           2000                       5.0625
           1/20/98            550                          4.5
           1/20/98            450                       4.4375
           1/20/98           5000                       4.8125
           1/20/98           5000                        4.625
           1/20/98           5000                          4.5
           1/21/98           5000                         4.25
           1/21/98           4000                        4.375
            2/2/98           4900                        4.875
            2/2/98            100                          4.5
            2/4/98           5000                       4.8125
            2/5/98           3900                       4.8125
            2/6/98           1100                       4.8125
            2/9/98          10000                       4.8125
            2/9/98           5000                         4.75
            2/9/98           5000                         4.75
           2/10/98           5000                            5
           2/10/98           2500                       4.9375
           2/11/98           5000                       4.6875
           2/11/98           5000                       4.8125
           2/11/98           2500                        4.875
           2/12/98           5000                          4.5
           2/12/98           5000                          4.5
           2/12/98           5000                          4.5
           3/10/98           5000                           $5
           3/12/98           4600                            5
           3/12/98           2100                       5.0625
           3/12/98            400                            5

                                App. A-1 -- p. 1

                                                        Appendix A-1 (continued)

          Trade Date   Buy Quantity    Sell Quantity      Price
           3/17/98          12900                      $5.0625
           3/18/98          27500                        5.125
           3/18/98            500                        5.125
           3/18/98                          500          5.125
           3/24/98                         2500           5.75
           3/27/98                        15000          5.625
           3/27/98                         3100           5.75
           3/30/98                         6900          5.625
            4/6/98           5000                            5
            4/6/98           2500                       4.9375
            4/7/98           2500                         4.75
            4/8/98           2500                         4.75
            4/9/98           1200                         4.75
           4/15/98           6300                         4.75
           4/15/98           5000                         4.75
           4/17/98           2500                       4.4375
           4/29/98                         7500          4.875
           4/30/98                         7500          5.375
           4/30/98                         5000           5.25
           4/30/98                         7500         5.1875
            5/1/98                         7500              6
            5/1/98                         6400          6.125
            5/1/98                         5000              6
            5/1/98                         3200          6.125
            5/1/98                         3000           6.25
            5/1/98                         2000           6.25
            5/1/98                         1800          6.125
            5/1/98                         1100          6.125
            5/1/98                         5000              6
            5/4/98           1600                        6.625
            5/4/98           1000                         6.25
            5/4/98            500                       6.5625
            5/4/98                        12000           6.75
            5/4/98                          100           6.75
            5/4/98                         1000         6.6875
            5/4/98                          500         6.5625
            5/4/98                         3500         6.5625
            5/4/98                         2500           6.75
            5/5/98           3700                       5.9375
            5/5/98            300                            6
            5/6/98           2500                       5.9375
            5/6/98           2500                        5.875
            5/6/98           5000                       5.8125
            5/6/98           5000                         5.75
            5/7/98           5000                       5.6875
            5/7/98            500                        5.625
            5/8/98          15000                        4.875
            5/8/98           5000                       5.0625
            5/8/98           5000                            5


                                 App. A-1 -- p. 2

                                                        Appendix A-1 (continued)

          Trade Date   Buy Quantity    Sell Quantity      Price
            5/8/98           5000                      $4.8125
            5/8/98           5000                         4.75
            5/8/98           4500                        5.125
            5/8/98           7500                        4.875
           5/11/98           5000                        4.625
           5/11/98           2500                       4.6875
           5/18/98           2500                       4.9375
           5/18/98           1000                            5
           5/18/98            900                       5.0625
           5/18/98            100                            5
           5/18/98                         7500           5.25
           5/19/98           2000                       5.0625
           5/19/98           1000                       5.0625
           5/19/98           2500                       5.0625
           5/27/98            500                       4.6875
           5/27/98                          500         4.6875
           6/24/98                         1000         2.9375
           6/25/98           1000                       2.9375
           7/30/98           1000                       3.8125
           7/31/98                         1000         4.3125
           8/10/98            200                       3.8125
           8/11/98                          200          3.875
          10/15/98            100                       2.5625
          10/19/98                       127550           2.25
          10/26/98                         3150              3
          10/26/98                         1900              3
          10/30/98           1500                       2.9375
          10/30/98           1500                       2.9375
          10/30/98            500                       2.9375
          10/30/98            300                       2.9375
           11/4/98           1000                        2.875
           11/4/98            200                        2.875
           11/9/98                         1200              3
           Totals          380400        254100


                                 App. A-1 -- p. 3

                                   APPENDIX B

                                      PROXY

                           PARAGON TRADE BRANDS, INC.

                       1999 ANNUAL MEETING OF STOCKHOLDERS

              THIS PROXY IS SOLICITED ON BEHALF OF THE COMMITTEE TO
                          ENHANCE THE VALUE OF PARAGON

                  The undersigned hereby revokes all prior Proxies given by the undersigned and appoints Robin E. Winslow, Frank E. Williams, Jr. and Matthew S. Metcalfe, or any one of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them and each of them to represent and to vote, as designated below, at the Annual Meeting of Stockholders to be held on November 29, 1999, or any adjournment thereof, all the Shares of Common Stock of the Company that the undersigned is entitled to vote thereat.

1. REMOVAL OF INCUMBENT BOARD OF DIRECTORS:

                  A Motion will be made at the Meeting of Stockholders to remove the presently Incumbent Board of Directors and any other person appointed to the Board prior to the determination of the Motion.

                THE COMMITTEE URGES YOU TO VOTE "FOR" THE MOTION.

          Please mark your votes as in this sample: [X]

          ON THE MOTION TO REMOVE

            For  [ ]             Against  [ ]            Abstain  [ ]

WARNING: THE FAILURE TO VOTE BY PROXY OR IN PERSON IS THE EQUIVALENT OF A VOTE AGAINST REMOVAL OF THE INCUMBENT BOARD OF DIRECTORS.

2. ELECTION OF DIRECTORS:

A. IF THE MOTION TO REMOVE THE INCUMBENT BOARD PASSES:

The following three persons will be nominated to serve as Directors and to comprise the entire Board of Directors of the Company for the respective periods described and until their respective successors are elected and qualify: Robin
E. Winslow (to be a member of Class III whose term would expire in the year
2002); Frank E. Williams, Jr., (to be a member of Class I whose term would expire in the year 2001); and Matthew S. Metcalfe (to be a member of Class II whose term would expire in the year 2000). THE COMMITTEE URGES YOU TO VOTE FOR THESE NOMINEES.


                                                  WITHHOLD AUTHORITY
                          FOR THE NOMINEE         TO VOTE FOR NOMINEE
                          ---------------         -------------------
ROBIN E. WINSLOW               [ ]                       [ ]
FRANK E. WILLIAMS, JR.         [ ]                       [ ]
MATTHEW S. METCALFE            [ ]                       [ ]

B. IF THE MOTION TO REMOVE THE INCUMBENT BOARD DOES NOT PASS:

                  In the event that the Motion to Remove the Incumbent Board does not pass, there will only be two vacancies to be filled at the Meeting of Stockholders. In that event, the following two persons will be nominated to fill the two vacancies and to serve a Directors of the Company for terms expiring in the year 2002 and until their successors are elected and qualify: Robin E. Winslow and Frank E. Williams, Jr.

             THE COMMITTEE URGES A VOTE FOR BOTH OF THESE NOMINEES.



                                                  WITHHOLD AUTHORITY
                          FOR THE NOMINEE         TO VOTE FOR NOMINEE
                          ---------------         -------------------
ROBIN E. WINSLOW               [ ]                       [ ]
FRANK E. WILLIAMS, JR.         [ ]                       [ ]


3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY BE PROPERLY PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

                  This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE MOTION TO REMOVE THE INCUMBENT BOARD OF DIRECTORS AND FOR THE COMMITTEE'S NOMINEES FOR DIRECTOR, AS SET FORTH ABOVE.

                                        Dated: November    , 1999.
                                        [IMPORTANT -- PLEASE FILL IN DATE]


-------------------------------------
Signature
Title

-------------------------------------
Other Signature(s), If held jointly

                  Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy votes all Shares held in all capacities by the signatory.

                  PLEASE MARK, SIGN, DATE AND RETURN YOUR BLUE
                     PROXY IN THE ENCLOSED ENVELOPE TODAY.


                                      2